     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the exchange offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

     If you have sold or otherwise transferred all your registered holdings of PetroFina ADSs, please pass this document and the accompanying Prospectus dated May 6, 1999 (the "Prospectus"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the exchange offer is not being made directly or indirectly in Canada, or any jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from Canada, or any jurisdiction where prohibited by applicable law by any means whatsoever including without limitation mail, facsimile, transmission, telex or telephone.
--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL
   TO ACCEPT THE OFFER TO EXCHANGE 10 AMERICAN DEPOSITARY SHARES OF PETROFINA EACH REPRESENTING ONE TENTH OF ONE SHARE OF PETROFINA, WITHOUT NOMINAL VALUE,
          FOR 9 AMERICAN DEPOSITARY SHARES OF TOTAL, EACH REPRESENTING
           ONE HALF OF ONE SHARE OF TOTAL, NOMINAL VALUE FRF 50 EACH.

                                     TOTAL

THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 10:00 A.M. (NEW YORK CITY TIME), ON FRIDAY, JUNE 4, 1999, UNLESS EXTENDED. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, ALL PETROFINA SECURITIES VALIDLY TENDERED AND NOT WITHDRAWN WILL BE PURCHASED. HOLDERS OF PETROFINA ADSS WILL HAVE WITHDRAWAL RIGHTS DURING THE EXCHANGE OFFER PERIOD TO WHICH THEY TENDERED, BUT NOT DURING ANY OTHER EXCHANGE OFFER PERIOD.

                    The US Exchange Agent for the Offer is:

                              THE BANK OF NEW YORK

           By Mail:               By Facsimile Transmission:     By Hand or Overnight Courier:
                                  (For Eligible Institutions
 Tender & Exchange Department                Only)               Tender & Exchange Department
        P.O. Box 11248                  (212) 815-6213                101 Barclay Street
     Church Street Station        For Confirmation Telephone:     Receive and Deliver Window
 New York, New York 10286-1248          (800) 507-9357             New York, New York 10286

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF PETROFINA ADSs TENDERED
--------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
HOLDER(S) OF PETROFINA ADSs (PLEASE FILL
          IN, IF BLANK, EXACTLY                             PETROFINA ADS CERTIFICATE(S) AND
       AS NAME(S) APPEAR(S) ON ADS                              PETROFINA ADSs TENDERED
             CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
                                                                 TOTAL NUMBER OF
                                          PETROFINA              PETROFINA ADSs         NUMBER OF
                                          ADS CERTIFICATE        EVIDENCED BY SHARE     PETROFINA ADSs
                                          NUMBER(S)*             CERTIFICATE(S)*        TENDERED**
                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------
                                          Total PetroFina ADSs.........................
--------------------------------------------------------------------------------------------------------------
 *  Need not be completed by holders delivering PetroFina ADSs by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all PetroFina ADSs evidenced by each
     ADS Certificate delivered to the US Exchange Agent are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------------------------------------

 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX
                                     BELOW

ACCEPTANCE OF THE EXCHANGE OFFER IN RESPECT OF PETROFINA SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY PETROFINA ADSs EVIDENCED BY PETROFINA ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold PetroFina Shares that are not represented by PetroFina ADSs, you may obtain a Certificated Share Delivery Instructions Form (the "Instruction Form") from Mackenzie Partners Inc. as the Information Agent. See Instruction 12 of this Letter of Transmittal.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to MacKenzie Partners, Inc. as the Information Agent at its address and telephone number indicated below.

     Delivery of a Letter of Transmittal, PetroFina ADRs evidencing PetroFina ADSs (or book-entry transfer of such PetroFina ADSs evidenced by PetroFina ADRs) and any other required documents to the US Depositary by PetroFina ADS holders will be deemed an acceptance of the exchange offer by such holder with respect to such PetroFina ADSs evidenced by PetroFina ADRs subject to the terms and conditions set out in the Prospectus and this Letter of Transmittal.

     If delivery of PetroFina ADSs is to be made by book-entry transfer to an account maintained by the US Exchange Agent at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in "Terms and Conditions of the Exchange Offer -- Book-Entry Transfer" in the Prospectus, then either this Letter of Transmittal or an Agent's Message (as defined below) should be used.

     The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the US Exchange Agent and forming a part of a Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from the participant in The Depository Trust Company tendering the PetroFina ADSs which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal.

[ ] CHECK HERE IF TENDERED PETROFINA ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE US EXCHANGE AGENT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER PETROFINA ADSs EVIDENCED BY PETROFINA ADRs BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:

--------------------------------------------------------------------------------

    DTC Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

    Occupation:
    ----------------------------------------------------------------------------

     If a holder of PetroFina ADSs wishes to accept the exchange offer and PetroFina ADRs evidencing such PetroFina ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Exchange Agent prior to the expiration of the Initial Offer Period or any Subsequent Offer Period, as the case may be, such holder's acceptance of the exchange offer may nevertheless be effected using the guaranteed delivery procedure set out under "Terms and Conditions of the Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION, UNLESS PETROFINA ADRs EVIDENCING PETROFINA ADSs REFERRED TO IN THE NOTICE OF GUARANTEED DELIVERY ARE RECEIVED BY THE US EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE GUARANTEE PERIOD.

[ ] CHECK HERE IF THE ADRs REPRESENTING TENDERED PETROFINA ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s):
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------

    Window Ticket No. (if any):
    ----------------------------------------------------------------------------

    Name of Institution that Guaranteed Delivery:
    ---------------------------------------------------------------

     For ADSs delivered by Book-Entry Transfer, complete the following:

      DTC Account Number:
    ----------------------------------------------------------------------------

      Transaction Code Number:

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ]  I hereby waive the right to receive the cash net proceeds from the sale of the VVPR-Strips.

Ladies and Gentlemen:

     The undersigned acknowledges that such person has received and reviewed the Prospectus, dated May 6, 1999 (the "Prospectus"), of Total, a societe anonyme organized under the laws of the Republic of France ("Total"), and this Letter of Transmittal, which together with any amendments or supplements hereto or thereto constitute the offer of Total (collectively, the "Exchange Offer") to exchange PetroFina securities for Total securities. Unless otherwise defined in this Letter of Transmittal, capitalized terms used herein have the meaning set forth in the Prospectus.

     The undersigned hereby instructs the US Exchange Agent to accept the exchange offer on behalf of the undersigned with respect to the PetroFina ADSs evidenced by PetroFina ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the PetroFina shares represented thereby) specified in the box entitled "Description of PetroFina ADSs Tendered," subject to the terms and conditions of the exchange offer, by informing Total in writing that the exchange offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the PetroFina ADRs evidencing tendered PetroFina ADSs (or book-entry transfer of such PetroFina ADSs evidenced by PetroFina ADRs) and any other required documents to the US Exchange Agent by a holder of PetroFina ADSs will be deemed (without any further action by the US Exchange Agent) to constitute acceptance of the exchange offer by such holder in respect of such holder's PetroFina ADSs, subject to the terms and conditions of the exchange offer.

     The undersigned understands that acceptance of the exchange offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Prospectus, will constitute a binding agreement between the undersigned and Total upon the terms and subject to the conditions of the exchange offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE PETROFINA ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE PETROFINA SHARES REPRESENTED BY SUCH PETROFINA ADSs MAY NOT BE MADE.

     The undersigned hereby delivers to the US Exchange Agent the above-described PetroFina ADSs evidenced by PetroFina ADRs for which the exchange offer is being accepted, in accordance with the terms and conditions of the exchange offer, receipt of which is hereby acknowledged.

     Upon the terms of the exchange offer (including, if the exchange offer is revised, varied, extended or renewed, the terms or conditions of any such revision, variation, extension, or renewal), and effective at the time that the condition to the exchange offer has been satisfied, fulfilled or, where permitted, waived (at which time Total will give notice thereof to the US Exchange Agent), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, Total all right, title and interest in and to all PetroFina ADSs evidenced by PetroFina ADRs with respect to which the exchange offer is being accepted (and any and all PetroFina ADSs or other securities or rights issuable in respect of such PetroFina ADSs) and irrevocably constitutes and appoints the US Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such PetroFina ADSs (and any such other PetroFina ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver PetroFina ADSs for such PetroFina ADSs (and any such other PetroFina ADSs, securities or rights), or accept transfer of ownership of such PetroFina ADSs (and any such other PetroFina ADSs, securities or rights) on the account books maintained by The Depository Trust Company together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Total, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such PetroFina ADSs (and any such other PetroFina ADSs, securities or rights), all in accordance with the terms of the exchange offer.

     The undersigned hereby represents and warrants that the undersigned has full power of authority to accept the exchange offer and to tender, exchange, sell, assign and transfer the PetroFina ADSs evidenced by PetroFina ADRs (and the PetroFina shares represented by such PetroFina ADSs) in respect of which the exchange offer is being accepted or deemed to be accepted (and any and all other PetroFina ADSs, securities or rights issued or issuable in respect of such PetroFina ADSs) and Total will acquire good title thereto, free from all liens, equities, charges, encumbrances and other interests and together with all rights now or hereafter attaching thereto, including, without limitation, the right to receive and retain all dividends, interest and other distributions hereafter declared, with respect to the PetroFina Shares represented by the PetroFina ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Exchange Agent or Total to be necessary or desirable to complete the sale, assignment and transfer of the PetroFina ADSs evidenced by PetroFina ADRs in respect of which the exchange offer is being accepted (and any and all other PetroFina ADSs, securities or rights).

     The undersigned irrevocably undertakes, represents, and warrants to and agrees with Total (so as to bind him or her, his or her personal representatives, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of the Prospectus or any related documents in, into or from Canada, or any jurisdiction into which the sending of such documents is prohibited by applicable law, and has not otherwise utilized in connection with the exchange offer, directly or indirectly, the Canadian, or the mails or any means or instrumentality (including, without limitation, facsimile transmission, telex, and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, or any jurisdiction into which the sending of such documents is prohibited by applicable law, (ii) is accepting the exchange offer from outside Canada, or any jurisdiction into which the sending of such documents is prohibited by applicable law, and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the exchange offer from outside Canada, or any jurisdiction into which the sending of such documents is prohibited by applicable law.

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Prospectus, this acceptance is irrevocable.

     Unless otherwise instructed under "Special Issuance Instructions" below, the undersigned hereby instructs the US Exchange Agent to register the Total ADSs to which the undersigned is entitled in the name(s) of the holder(s) shown above under "Description of PetroFina ADSs Tendered." Unless otherwise instructed under "Special Delivery Instructions" below, the undersigned hereby instructs the US Exchange Agent to return, or cause to be returned, any PetroFina ADRs evidencing PetroFina ADSs in respect of which the exchange offer is not being accepted or which are not exchanged (and accompanying documents, as appropriate) and/or deliver the certificates representing the Total ADSs to be delivered to the undersigned pursuant to the exchange offer to the address(es) of the registered holder(s) appearing above under "Description of PetroFina ADSs Tendered." In the case of a book-entry delivery of PetroFina ADSs evidenced by PetroFina ADRs, the undersigned hereby instructs the US Exchange Agent to credit the account maintained at The Depository Trust Company with any PetroFina ADSs in respect of which the exchange offer is not being accepted or which are not purchased. The undersigned recognizes that the US Exchange Agent will not transfer any PetroFina ADSs which are not purchased pursuant to the exchange offer from the name of the registered holder thereof to any other person.

     SUBJECT TO THE TERMS OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF TOTAL ADSs PURSUANT TO THE EXCHANGE OFFER SHALL NOT BE MADE, UNTIL THE PETROFINA ADRs EVIDENCING THE PETROFINA ADSs IN RESPECT OF WHICH THE EXCHANGE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US EXCHANGE AGENT AND THE UNDERLYING SHARES HAVE BEEN RECEIVED BY THE CUSTODIAN AS PROVIDED IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

                         SPECIAL ISSUANCE INSTRUCTIONS
                              REGARDING TOTAL ADSS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if Total ADSs is to be registered in the name of someone other than the undersigned.

Register Total ADS in the name of:

Name(s)
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                                 (PLEASE PRINT)

Address
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                               (INCLUDE ZIP CODE)

Occupation
------------------------------------

------------------------------------------------
              (Employer Identification or Social Security Number)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the certificates representing the Total ADSs or any PetroFina ADSs not tendered or not accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of PetroFina ADSs Tendered."

Mail:

[ ]  Total ADS Certificate(s) to:
[ ]  PetroFina ADS Certificate(s) to:

Name(s)
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                                 (PLEASE PRINT)

Address
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------
              (Employer Identification or Social Security Number)

[ ] CHECK HERE IF ANY OF THE PETROFINA ADRs REPRESENTING PETROFINA ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

Number of PetroFina ADSs represented by the lost, stolen or destroyed PetroFina
ADSs:
--------------------------------------------------------------------------------

                                   IMPORTANT
              ALL TENDERING PETROFINA ADS HOLDERS PLEASE SIGN HERE
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR,
       IN THE CASE OF CERTAIN FOREIGN PERSONS, SUBSTITUTE FORM W-8 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
------------------------------------ , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on PetroFina ADRs evidencing PetroFina ADSs or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements, stock powers and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
-------------------------------------------------------------------------------

Tax Identification or Social Security No.:
--------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone No.:
-------------------------------------------------------------------------------

Dated:
------------------------------------ , 1999

                                  INSTRUCTIONS
                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the PetroFina ADSs evidenced by PetroFina ADRs in respect of which the exchange offer is being accepted herewith and such holder(s) have not completed the box entitled " Special Delivery Instructions" or the box entitled "Special Issuance Instructions" on this Letter of Transmittal or (b) the exchange offer is being accepted in respect of such PetroFina ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the Signature Guarantee Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND ADSS. This Letter of Transmittal is to be completed if PetroFina ADRs evidencing PetroFina ADSs are to be forwarded herewith. PetroFina ADRs evidencing PetroFina ADSs or confirmation of a book-entry transfer of such PetroFina ADSs into the US Exchange Agent's account at The Depository Trust Company, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be delivered to the US Exchange Agent at one of its addresses set forth herein.

     PetroFina ADS holders whose PetroFina ADRs are not immediately available or who cannot deliver their PetroFina ADRs and all other required documents to the US Exchange Agent or complete the procedures for book-entry transfer prior to the expiration of the Initial Offer Period or any Subsequent Offer Period, as the case may be, may accept the exchange offer with respect to their PetroFina ADSs by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in "Terms and Conditions of the Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus, Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Total must be received by the US Exchange Agent prior to the expiration of the Initial Offer Period or any Subsequent Offer Period, as the case may be; and (c) the PetroFina ADRs evidencing the PetroFina ADSs in respect of which the exchange offer is being accepted (or, in the case of PetroFina ADSs held in book-entry form, timely confirmation of the book-entry transfer of such PetroFina ADSs into the US Exchange Agent's account at The Depository Trust Company as described in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, are received by the US Exchange Agent within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF PETROFINA ADSs EVIDENCED BY PETROFINA ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF PETROFINA ADSs ACCEPTING THE EXCHANGE OFFER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent acceptance will be accepted and no fractional PetroFina ADSs will be accepted. All accepting PetroFina ADS holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their PetroFina ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the series numbers of the certificates and/or the number of PetroFina ADSs should be listed on a separate schedule attached hereto.

     4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the exchange offer is to be accepted in respect of less than all of the PetroFina ADSs evidenced by any PetroFina ADRs delivered to the US Exchange Agent herewith, fill in the number of PetroFina ADSs in respect of which the exchange offer is being accepted in the box entitled "Number of PetroFina ADSs Tendered." In such case, a new PetroFina ADR for the remainder of the PetroFina ADSs (in respect of which the exchange offer is not being accepted) represented by the old PetroFina ADR will be sent to the registered holders as promptly as practicable following the date on which the PetroFina ADSs in respect of which the exchange offer has been accepted are purchased.

     The exchange offer will be deemed to have been accepted in respect of all PetroFina ADSs evidenced by PetroFina ADRs delivered to the US Exchange Agent unless otherwise indicated. In the case of partial acceptances, PetroFina ADSs in respect of which the exchange offer was not accepted will not be reissued to a person other than the registered holder.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the PetroFina ADSs in respect of which the exchange offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

     If any of the PetroFina ADSs evidenced by PetroFina ADRs in respect of which the exchange offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

     If any of the PetroFina ADSs in respect of which the exchange offer is being accepted are registered in different names on different PetroFina ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of PetroFina ADRs.

     If this Letter of Transmittal or any PetroFina ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Total of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the PetroFina ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required. Signatures on such PetroFina ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the PetroFina ADSs listed, the PetroFina ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the PetroFina ADRs evidencing such PetroFina ADSs. Signatures on such PetroFina ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Total will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of PetroFina ADSs evidenced by PetroFina ADRs pursuant to the exchange offer. If, however, delivery of any of the consideration payable pursuant to the exchange offer is to be made to any persons other than the registered holder(s), or if PetroFina ADSs in respect of which the exchange offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holders(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price (or new Total Stock will be withheld) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the PetroFina ADRs listed in this Letter of Transmittal.

     7. SPECIAL DELIVERY INSTRUCTIONS. If any PetroFina ADRs evidencing PetroFina ADSs in respect of which the exchange offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of PetroFina ADSs Tendered" on the first page of this Letter of Transmittal, or the new Total Stock is to be registered in the name of a person other than the signer of this Letter of Transmittal, the boxes labeled "Special Delivery Instructions" and/or "Special Issuance Instructions" on this Letter of Transmittal should be completed.

     8. WAIVER OF CONDITIONS. Total reserves the absolute right in its sole discretion to waive the condition of the exchange offer, in whole or in part, to the extent permitted by applicable law.

     9. IMPORTANT TAX INFORMATION; SUBSTITUTE FORM W-9 AND SUBSTITUTE FORM
W-8. Under United States federal income tax law, a holder whose tendered PetroFina ADSs are accepted for exchange must provide the US Exchange Agent (as payor) with (i) such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, the Substitute Form W-8 below. If the US Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of the gross proceeds resulting from the exchange offer.

     Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding requirements. Certain foreign persons can qualify for this exemption by submitting a Form W-8 or Substitute Form W-8 below, signed under penalties of perjury and attesting to such person's exempt status.

     If backup withholding applies, the US Exchange Agent is required to withhold 31% of the gross proceeds payable to a stockholder or other payee pursuant to the exchange offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Box 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Even if the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the US Exchange Agent will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the US Exchange Agent. Such amounts will be refunded to such holder if a properly certified TIN is provided to the US Exchange Agent within 60 days.

     If the ADR(s) representing PetroFina ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report.

     Holders of PetroFina ADSs who acquired shares at different times may have different tax bases in their PetroFina ADSs and may wish to consult with their own tax advisors as to the possibility of identifying the specific PetroFina ADSs surrendered in the exchange offer in order to establish the basis of the Total Shares received in exchange therefor.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE US EXCHANGE AGENT, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE US EXCHANGE AGENT, PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 OR SUBSTITUTE FORM W-8 WITH THEIR LETTER OF TRANSMITTAL.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed

Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and Substitute Form W-8 may be directed to the Information Agent at the address and telephone number set forth below.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any PetroFina ADR evidencing PetroFina ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Exchange Agent by checking the box immediately following the Special Issuance Instructions -- Special Delivery Instructions boxes and indicating the number of PetroFina ADSs evidenced by such lost, destroyed or stolen PetroFina ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such PetroFina ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen PetroFina ADRs have been followed.

     12. HOLDERS OF PETROFINA SHARES NOT REPRESENTED BY PETROFINA ADSS. Holders of PetroFina shares have been sent a Certificated Share Delivery Instruction Form with the Prospectus and may not accept the exchange offer in respect of PetroFina shares pursuant to this Letter of Transmittal, except insofar as those shares are represented by PetroFina ADSs. If any holder of PetroFina shares which are not represented by PetroFina ADSs needs to obtain a copy of a Certificated Share Delivery Instruction Form, such holder should contact Mackenzie Partners, Inc., at the appropriate address and telephone number set forth in the Prospectus.

     13. FRACTIONAL ENTITLEMENTS. Fractional shares of Total securities will not be issued to holders of PetroFina ADSs, but will be aggregated and sold in the market and the net proceeds of the sale will be paid to such holders entitled thereto.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION B)
                       PAYOR'S NAME THE BANK OF NEW YORK

  SUBSTITUTE               Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX               NAME:
  FORM W-9                 AT RIGHT AND CERTIFY BY SIGNING AND DATING               ADDRESS:
                           BELOW
                                                                                      TIN:
                                                                            Social Security Number or
                                                                         Employer Identification Number

  DEPARTMENT OF THE
  TREASURY                 PART 2 -- TIN APPLIED FOR [ ]
  INTERNAL REVENUE
  SERVICE
                           CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
  PAYOR'S REQUEST FOR      (1) the number shown on this form is my correct Taxpayer Identification
  TAXPAYER                 Number (or I am waiting for a number to be issued to me).
  IDENTIFICATION           (2) I am not subject to backup withholding either because: (a) I am exempt
  NUMBER ("TIN")           from backup withholding, or (b) I have not been notified by the Internal
  AND                          Revenue Service (the "IRS") that I am subject to backup withholding as a
  CERTIFICATION                result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                           (3) any other information provided on this form is true and correct.
                           SIGNATURE  DATE  _____________________
  You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax refund and you have not been notified by the IRS that you are no longer subject to backup withholding.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


 -----------------------------------------        ------------------------------
                Signature                                      Date
--------------------------------------------------------------------------------

FOR ASSISTANCE IN COMPLETING THE SUBSTITUTE FORM W-9 PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9."

                         CERTIFICATE OF FOREIGN STATUS

--------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------
  SUBSTITUTE                             NAME OF OWNER
                                         ------------------------------------------------------
  FORM W-8                               U.S. TAXPAYER I.D. NUMBER (if any)
                                         ------------------------------------------------------
  DEPARTMENT OF THE TREASURY,            PERMANENT ADDRESS (See enclosed Guidelines)
  INTERNAL REVENUE SERVICE               ------------------------------------------------------
                                         CURRENT MAILING ADDRESS (if different from Permanent
  CERTIFICATE OF FOREIGN STATUS          Address)
                                      ------------------------------------------------------------
                                      CERTIFICATION:
                                         UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM AN EXEMPT
                                         FOREIGN PERSON BECAUSE:
                                         (1) I am a nonresident alien individual or a foreign
                                         corporation, partnership, estate or trust;
                                         (2) I am an individual who has not been, and plans not to
                                         be, present in the United States for a total of 183 days
                                             or more during the calendar year; and
                                         (3) I am neither engaged, nor plan to be engaged during
                                         the year, in a United States trade or business that has
                                             effectively connected gains from transactions with a
                                             broker or barter exchange.

                                         -----------------------------------       ---------------
                                         Signature                                 Date
--------------------------------------------------------------------------------------------------

FOR ASSISTANCE IN COMPLETING THE SUBSTITUTE FORM W-8 PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON SUBSTITUTE FORM W-8 BELOW."

                 GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS
                             ON SUBSTITUTE FORM W-8

PERMANENT ADDRESS:

If you are:                                    Show the address of:
An individual                                  Your permanent residence
A partnership or corporation                   Principal office
An estate or trust                             Permanent residence or principal office of
                                               any fiduciary

    NONRESIDENT ALIEN INDIVIDUAL: For United States federal income tax purposes, "nonresident alien individual" means an individual who is neither a United States citizen nor resident. Generally, an alien is considered to be a United States resident if:

        The individual was a lawful permanent resident of the United States at any time during the calendar year, that is the alien held an immigrant visa (a "green card"), or

        The individual was physically present in the United States on:

           (1) at least 31 days during the calendar year, and

           (2) 183 days or more during the current year and the two preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and one-sixth of the number of days in the second preceding year).

    EXEMPT FOREIGN PERSON: If you do not meet the requirements of certification number two or three above, you may instead certify on Internal Revenue Service Form 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from United States tax.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                The Information Agent for the Exchange Offer is:

                           [MACKENZIE PARTNERS LOGO]
                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                     Phone: (1-212) 929-5500 (call collect)
                      or call toll free: (1-800) 322-2885